Exhibit 99.1
Stanley Higgins
Director
Listing Qualifications
The Nasdaq Stock Market LLC
+1 301 978 8041
By Electronic Delivery to: gregory.osborn@videodisplay.com; ronald.ordway@videodisplay.com
August 28, 2009
Mr. Gregory L. Osborn
Chief Financial Officer
Video Display Corporation
1868 Tucker Industrial Road
Tucker, GA 30084

Re:	Video Display Corporation (the “Company”) Nasdaq Symbol: VIDE
Dear Mr. Ordway:
On July 22, 2009, Staff notified the Company that it no longer met the periodic filing requirement for The Nasdaq Stock Market under Listing Rule 5250(c)(1) (the “Rule”). Based on the filing of the Company’s Form 10-Q for the period ended May 31, 2009, Staff has determined that the Company complies with the Rule. Accordingly, this matter is now closed.
If you have any questions, please contact Shawn Abdool, Listing Analyst, at +1 301 978 8030.
Sincerely,